UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2010

Commission File Number	Exact name of registrant as specified in its charter	IRS Employer Identification No.
1-12869	CONSTELLATION ENERGY GROUP, INC.	52-1964611

MARYLAND

(State of Incorporation of both registrants)

100 CONSTELLATION WAY, BALTIMORE, MARYLAND	21202
(Address of principal executive offices)	(Zip Code)

410-470-2800

(Registrants’ telephone number, including area code)

NOT APPLICABLE

(Former name, former address
and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events

On October 15, 2010, Constellation Energy Group, Inc. sent the letter attached as Exhibit 99.1 to Thomas Piquemal, Group Executive Vice President — Finance of EDF.

ITEM 9.01.  Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

99.1	Letter to Thomas Piquemal, Group Executive Vice President — Finance of EDF

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CONSTELLATION ENERGY GROUP, INC.
(Registrant)

Date:	October 15, 2010	/s/ Charles A. Berardesco
Charles A. Berardesco
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Letter to Thomas Piquemal, Group Executive Vice President — Finance of EDF